EXHIBIT 10.10


                                SET OFF AGREEMENT

THIS AGREEMENT is made on the 2nd day of February, 2000.

B E T W E E N:

          TGI Technologies Ltd., a corporation incorporated under the laws of the province of British Columbia, Canada, with its principal offices located at 107 East Third Avenue, Vancouver, British Columbia, Canada ("TGI")

          - and -

          POPstar Global Communications Inc., a corporation incorporated undet the laws of the British Virgins Islands with its principal offices located at P.O. Box 3443, KPMG Centre, Tortola, British Virgin Islands ("POPstar-BVI")

          - and -

          POPstar Communications, Inc., a corporation incorporated under the laws of the State of Nevada, the United States of America, with its principal offices located at 107 East Third Avenue, Vancouver, British Columbia, Canada ("POPstar")

          - and -

          netalone.com (BVI) Limited., a corporation incorporated under the laws of the British Virgin Islands whose registered address is Akara Building, 24 De Castro Street, Wickhams Cay I, Road Town, Tortola, the British Virgin Islands ("netalone").


RECITALS:

A. Netalone has agreed to subscribe for certain shares in the capital of POPstar;

B.   POPstar-BVI is a wholly owned subsidiary of POPstar;

C. POPstar-BVI and TGI are parties to a certain licensing agreement dated as of the 11th day of January, 1999, as amended by a certain amendment agreement dated the 24th day of August, 1999 (the "Licensing Agreement") pursuant to which TGI has agreed to exclusively license certain core software to POPstar-BVI;

D. TGI has issued in favour of POPstar-BVI a promissory note in the aggregate amount of US$1,000,000 dated the 30th day of March, 1999 (the "Promissory Note");

E. POPstar has agreed to cause TGI to set off any amounts owing by POPstar-BVI to TGI pursuant to provisions of the Licensing Agreement against amounts which may be owing by TGI to POPstar-BVI pursuant to provisions of the Promissory Note; and

F. In consideration of the purchase of the subscription shares by netalone, POPstar has agreed to cause POPstar-BVI to enter into this agreement.


     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements hereinafter contained, the parties covenant and agree with one another as follows:

1. TGI covenants and agrees that POPstar-BVI may, at any time and from time to time, set off any amounts owing to TGI pursuant to provisions of the Licensing Agreement against any amounts owing by TGI to POPstar-BVI pursuant to provisions of the Promissory Note. All such amounts owing to POPstar-BVI shall be credited by POPstar-BVI as payment of the Promissory Note and the principal amount outstanding and owing by TGI to POPstar-BVI under the Promissory Note shall be reduced accordingly.

2. The foregoing provision shall be without prejudice to the rights of payment of POPstar-BVI pursuant to the provisions of the Promissory Note and shall be notwithstanding any provisions to the contrary contained in the Licensing Agreement. Other than as amended by this agreement, the Licensing Agreement shall remain in full force of effect, and amended provided that in the event that there is any conflict between the terms of the Licensing Agreement or of the Promissory Note and this agreement, the terms of this agreement shall prevail and be binding upon the parties.

3. This agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4. This agreement may be executed by the parties in separate counterparts, each of which, when so executed and delivered (including by facsimile) shall be an original, and all of which when taken together shall together constitute one and the same instrument. This agreement will not be binding upon any party until it has been executed by each of the parties (including by facsimile) and delivered to all other parties.

     IN WITNESS WHEREOF the parties have duly executed this agreement this 2nd day of February, 2000


TGI TECHNOLOGIES LTD.

By:  /s/ Thompson Chu
    -----------------------------------
    Thompson Chu
    -----------------------------------
    Title: Chairman


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


POPSTAR GLOBAL COMMUNICATIONS INC.


By:  /s/ Thompson Chu
    -----------------------------------
    Thompson Chu
    -----------------------------------
    Title:  Director


POPSTAR COMMUNICATIONS, INC.


By:  /s/ Thompson Chu
    -----------------------------------
    Thompson Chu
    -----------------------------------
    Title: Chairman


NETALONE.COM (BVI) LIMITED


By:  /s/ [illegible]
    ---------------------------------

    Director
    ---------------------------------
    Title








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